UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 23, 2007
WILD OATS MARKETS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21577	84-1100630

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)
1821 30th Street
Boulder, Colorado 80301
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (303) 440-5220
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On August 23, 2007, the Company issued a press release stating that the U.S. Court of Appeals for the District of Columbia denied the FTC’s request for a stay to preclude the closing of the transactions contemplated by the merger agreement between the Company and Whole Foods Market, Inc. pending the FTC’s appeal of the district court’s ruling. The appeals court also dissolved the August 20, 2007 administrative injunction which had prevented the transactions from going forward. A copy of the joint press release is furnished herewith as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits:

Exhibit No.	Description

99.1	Joint Press Release of Wild Oats Markets, Inc. and Whole Foods Market, Inc., dated August 23, 2007.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WILD OATS MARKETS, INC.

Date: August 28, 2007	By:	/s/ Gregory Mays

	Name:	Gregory Mays
	Title:	Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Press Release of Wild Oats Markets, Inc. and Whole Foods Market, Inc., dated August 23, 2007.